Exhibit 99.2

SUPPLEMENTAL REPORTING PACKAGE

FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2008

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

FORWARD-LOOKING STATEMENTS

We make statements in this Supplemental Reporting Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe-harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in, or suggested by, these forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, strategies and prospects will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	national, international, regional and local economic conditions, including, in particular the current economic slow-down in the U.S. and internationally;

•	the general level of interest rates and the availability of debt financing, particularly in light of the recent disruption in the credit markets;

•	the competitive environment in which we operate;

•

real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets, particularly in light of the current economic slow-down in the U.S. and internationally;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions and dispositions;

•	natural disasters such as hurricanes, fires and earthquakes;

•	energy costs;

•	the terms of governmental regulations that affect us and interpretations of those regulations, including changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal and interest;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks;

•	possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2008

TABLE OF CONTENTS

Consolidated Statements of Operations	1
Consolidated Balance Sheets	2
Funds From Operations	3
Selected Financial Data	4
Property Overview	5 -6
Property Segment Summary	7
Consolidated Leasing Statistics	8
Customer Diversification and Industry Diversification	9
Acquisition and Disposition Summary	10
Development Overview	11
Construction Summary	12
Indebtedness	13
Capitalization	14
Institutional Capital Management Summary	15
Definitions	16

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
	(unaudited)		(unaudited)
REVENUES:
Rental revenues	$63,492	$62,681	$248,631	$245,887
Institutional capital management and other fees	687	1,136	2,924	2,871

Total Revenues	64,179	63,817	251,555	248,758

OPERATING EXPENSES:
Rental expenses	8,081	7,928	31,295	29,294
Real estate taxes	8,274	7,104	33,214	30,964
Real estate depreciation and amortization	34,409	27,305	117,211	110,597
General and administrative	5,955	4,712	21,799	19,547
Impairment losses	4,314	—	4,314	—

Total Operating Expenses	61,033	47,049	207,833	190,402

Operating Income	3,146	16,768	43,722	58,356
OTHER INCOME AND EXPENSE:
Equity in income of unconsolidated joint ventures, net	1,084	334	2,267	433
Impairment losses on investments in unconsolidated joint ventures	(4,733)	—	(4,733)	—
Interest expense	(13,824)	(14,227)	(52,387)	(60,463)
Interest income and other income (expense)	(3)	688	1,257	4,666
Income taxes	66	(221)	(829)	(1,464)

Income (Loss) Before Minority Interests	(14,264)	3,342	(10,703)	1,528
Minority interests	2,403	(515)	1,908	(59)

Income (Loss) From Continuing Operations	(11,861)	2,827	(8,795)	1,469
Discontinued operations:
Operating income (loss) and other expenses	(348)	1,169	1,852	2,927
Impairment losses on real estate asset dispositions	(519)	—	(1,699)	—
Gain (loss) on dispositions of properties	(34)	2,622	21,487	12,125
Minority interest	145	(690)	(3,770)	(2,347)

Income (Loss) From Discontinued Operations	(756)	3,101	17,870	12,705

Income (Loss) Before Gain Loss on dispositions of real estate interests	(12,617)	5,928	9,075	14,174
Gain (Loss) on dispositions of real estate interests, net of minority interest	(17)	(257)	411	25,938

Net Income (Loss)	$(12,634)	$5,671	$9,486	$40,112

INCOME (LOSS) PER COMMON SHARE - BASIC
Income (Loss) From Continuing Operations	$(0.07)	$0.02	$(0.05)	$0.01
Income (Loss) From Discontinued Operations	(0.00)	0.01	0.11	0.08
Gain (loss) on dispositions of real estate interests, net of minority interest	(0.00)	(0.00)	0.00	0.15

Net Income (Loss)	$(0.07)	$0.03	$0.06	$0.24

INCOME (LOSS) PER COMMON SHARE - DILUTED
Income (Loss) From Continuing Operations	$(0.07)	$0.02	$(0.05)	$0.01
Income (Loss) From Discontinued Operations	(0.00)	0.01	0.11	0.08
Gain (loss) on dispositions of real estate interests, net of minority interest	(0.00)	(0.00)	0.00	0.15

Net Income (Loss)	$(0.07)	$0.03	$0.06	$0.24

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	174,241	168,366	171,695	168,358

Diluted	174,241	205,846	171,695	200,823

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSOLIDATED BALANCE SHEETS

(amounts in thousands)

	December 31, 2008	December 31, 2007
	(unaudited)
ASSETS
Operating properties	$2,702,162	$2,623,927
Properties under redevelopment	54,299	37,086
Operating properties held for contribution	—	120,188
Properties under development	120,326	76,680
Pre-development and land held for development	21,074	25,025

Total Investment in Properties .	2,897,861	2,882,906
Less accumulated depreciation and amortization	(417,404)	(310,691)

Net Investment in Properties	2,480,457	2,572,215
Investment in and advances to unconsolidated joint ventures ..	125,452	102,750

Net Investment in Real Estate	2,605,909	2,674,965
Cash and cash equivalents	19,681	30,481
Notes receivable	30,387	27,398
Deferred loan costs, net	5,098	6,173
Straight-line rent and other receivables	31,747	26,879
Other assets, net	11,021	13,096

Total Assets	$2,703,843	$2,778,992

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued expenses	$35,193	$31,267
Distributions payable .	16,630	32,994
Tenant prepaids and security deposits	17,601	13,896
Other liabilities	26,472	8,117
Intangible lease liabilities, net	6,813	9,022
Line of credit	—	82,000
Senior unsecured notes	625,000	425,000
Mortgage notes	574,634	649,568
Financing obligations	—	14,674

Total Liabilities	1,302,343	1,266,538

Minority interests	281,489	349,782
Total Stockholders’ Equity	1,120,011	1,162,672

Total Liabilities and Stockholders’ Equity	$2,703,843	$2,778,992

Book value of total assets before depreciation:
Total Assets	$2,703,843	$2,778,992
Add back accumulated depreciation and amortization	417,404	310,691

Book value of total assets before depreciation and amortization	$3,121,247	$3,089,683

Percentage of debt to total assets	44.37%	41.62%
Percentage of debt to book value of total assets before depreciation and amortization	38.43%	37.43%

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

FUNDS FROM OPERATIONS

(amounts in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
	(unaudited)		(unaudited)
Reconciliation of Net Income (Loss) to FFO:
Net Income (Loss) Attributable to Common Shares	$(12,634)	$5,671	$9,486	$40,112
Adjustments:
Real estate related depreciation and amortization	34,530	28,532	119,604	115,465
Equity in income of unconsolidated joint ventures, net	(1,084)	(334)	(2,267)	(433)
Equity in FFO of unconsolidated joint ventures	2,273	1,250	6,806	2,742
(Gain) loss on dispositions of real estate interests	55	(2,308)	(21,991)	(42,873)
Gain (loss) on sale of nondepreciated real estate	(52)	2,398	219	15,135
Minority interest in the operating partnership’s share of the above adjustments	(5,794)	(5,378)	(17,664)	(14,711)

FFO attributable to common shares, basic	17,294	29,831	94,193	115,437
FFO attributable to dilutive OP units	3,311	6,637	19,795	22,180

FFO attributable to common shares, diluted	$20,605	$36,468	$113,988	$137,617
Adjusted FFO:
Impairment losses	9,566	—	10,746	—

	$30,171	$36,468	$124,734	$137,617

FFO per common share, basic	$0.10	$0.18	$0.55	$0.69
FFO per common share, diluted	$0.10	$0.18	$0.55	$0.69
FFO adjusted for impairment loss	$0.15	$0.18	$0.60	$0.69
Weighted average shares outstanding, basic	174,241	168,366	171,695	168,358
Weighted average shares outstanding, diluted	207,565	205,846	207,521	200,823
Dividends declared per common share	$0.08	$0.16	$0.56	$0.64
Dividend payout ratio - FFO adjusted for impairment loss	53%	89%	93%	93%

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

SELECTED FINANCIAL DATA

(amounts in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
	(unaudited)		(unaudited)
Consolidated Operating Data: (1)
Rental revenues	$63,492	$62,681	$248,631	$245,887
Rental expenses and real estate taxes (2)	(16,355)	(15,032)	(64,509)	(60,258)

Net Operating Income (3)	$47,137	$47,649	$184,122	$185,629

Square feet as of the period end .	52,137	51,292	52,137	51,292
Average occupancy .	92.5%	93.1%	92.7%	92.9%
Occupancy as of period end	93.2%	93.8%	93.2%	93.8%
Same Store Operating Data: (1)
Rental revenues	$60,210	$58,256 (4)	$223,226	$219,177 (4)
Rental expenses and real estate taxes	(15,236)	(14,415)	(57,182)	(54,158)

Same Store Net Operating Income	44,974	43,841	166,044	165,019
Less revenue from lease terminations	(345)	(200)	(942)	(200)

Net Operating Income excluding revenue from lease terminations	44,629	43,641	165,102	164,819

Less straight-line rents	(408)	(1,015)	(1,968)	(3,772)
Add back amortization of above/(below) market rents	140	296 (4)	1,301	1,274 (4)

Cash Net Operating Income	$44,361	$42,922	$164,435	$162,321

Net Operating Income growth (excluding revenue from lease terminations)	2.3%	—	0.2%	—
Cash Net Operating Income growth	3.4%	—	1.3%	—
Square feet in same store population	49,392	49,392	46,629	46,629
Average occupancy .	92.6%	92.9%	93.0%	93.0%
Occupancy as of period end .	93.2%	93.7%	93.4%	93.8%
Supplemental consolidated cash flow and other information:
Straight-line rents (5)	$603	$1,214	$3,449	$5,715
Straight-line rent receivable (balance sheet) (5)	$19,762	$17,272	$19,762	$17,272
Net amortization of above/(below) market rents (5)	$117	$(1,855)	$614	$(1,259)
Capitalized interest	$1,989	$1,812	$7,899	$7,008
Stock-based compensation amortization expense	$969	$691	$3,427	$2,406
Revenue from lease terminations (5)	$345	$200	$942	$200
Consolidated Capital Expenditures (5):
Development and expansions	$8,529	$7,988	$61,257	$26,049
Building and land improvements	8,196	4,281	15,733	9,985
Tenant improvements and leasing costs (including make-ready)	8,906	7,854	24,920	20,600

Total capital expenditures	$25,631	$20,123	$101,910	$56,634

(1)	Excludes discontinued operations.

(2)	Includes approximately $0.0 million, $0.4 million, $0.9 million and $1.1 million of bad debt expense, respectively.

(3)	See definitions for reconciliation of Net Operating Income to Net Income.

(4)	Excludes $2.1 million net revenue associated with the Q4 2007 buyout of a below market lease at 240 Valley Drive.

(5)	Includes discontinued operations.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

PROPERTY OVERVIEW AS OF DECEMBER 31, 2008

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Consolidated Operating Properties:
Atlanta	50	100.0%	6,060	11.6%	87.6%	$19,741	10.2%
Baltimore/Washington D.C.	12	100.0%	1,446	2.8%	97.1%	7,153	3.7%
Central Pennsylvania	8	100.0%	1,453	2.8%	95.8%	5,440	2.8%
Charlotte	10	100.0%	1,006	1.9%	83.6%	3,196	1.7%
Chicago	15	99.4%	2,866	5.5%	99.2%	10,847	5.6%
Cincinnati	35	100.0%	3,739	7.2%	87.5%	10,652	5.5%
Columbus	14	100.0%	4,301	8.2%	93.1%	12,551	6.5%
Dallas	46	100.0%	4,352	8.3%	90.6%	14,843	7.7%
Denver	1	100.0%	160	0.3%	100.0%	948	0.5%
Houston	40	100.0%	2,911	5.6%	92.2%	13,701	7.1%
Indianapolis	8	100.0%	3,103	6.0%	95.9%	9,106	4.7%
Kansas City	1	100.0%	225	0.4%	88.9%	877	0.5%
Louisville	4	100.0%	1,330	2.6%	100.0%	4,396	2.3%
Memphis	10	100.0%	4,333	8.3%	97.7%	12,080	6.2%
Mexico	11	100.0%	1,127	2.2%	91.2%	4,340	2.2%
Miami	6	100.0%	727	1.4%	62.0%	4,474	2.3%
Minneapolis	3	100.0%	356	0.7%	100.0%	1,773	0.9%
Nashville	4	100.0%	2,256	4.3%	96.7%	6,938	3.6%
New Jersey	9	100.0%	1,051	2.0%	94.2%	5,473	2.8%
Northern California	25	100.0%	2,582	5.0%	99.3%	14,824	7.7%
Orlando	12	100.0%	1,064	2.0%	87.7%	4,836	2.5%
Phoenix	14	100.0%	1,632	3.1%	100.0%	7,471	3.9%
San Antonio	15	100.0%	1,349	2.6%	90.2%	4,154	2.1%
Seattle	7	100.0%	1,115	2.1%	100.0%	5,634	2.9%
Southern California	13	100.0%	1,593	3.1%	95.3%	7,970	4.1%

Total/Weighted Average - Operating Properties	373	100.0%	52,137	100.0%	93.2%	193,418	100.0%
Consolidated Redevelopment Properties:
Atlanta	1	100.0%	93	10.1%	0.0%	N/A	N/A
Chicago	2	100.0%	508	55.0%	0.0%	N/A	N/A
Dallas	1	100.0%	50	5.4%	0.0%	N/A	N/A
New Jersey	1	100.0%	138	14.9%	47.0%	N/A	N/A
Mexico	1	100.0%	135	14.6%	49.8%	N/A	N/A

Total/Weighted Average for Redevelopment Properties	6	100.0%	924	100.0%	14.3%	191	N/A
Consolidated Development Properties:
Atlanta	1	100.0%	557	19.2%	0.0%	N/A	N/A
Baltimore/Washington D.C.	4	95.0%	288	9.9%	52.5%	N/A	N/A
Cincinnati	2	100.0%	840	29.0%	0.0%	N/A	N/A
Memphis	1	100.0%	885	30.5%	46.7%	N/A	N/A
Orlando	4	96.9%	329	11.4%	0.0%	N/A	N/A

Total/Weighted Average for Development Properties	12	99.2%	2,899	100.0%	19.5%	1,683	N/A

Total/Weighted Average - Consolidated Properties	391	99.9%	55,960	N/A	88.0%	$195,292	N/A

Continued on next page

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

PROPERTY OVERVIEW AS OF DECEMBER 31, 2008 (continued)

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Unconsolidated Operating Properties:
Southern California Logistics Airport (3)	2	50.0%	463	52.9%	100.0%	1,647	45.0%
Other Southern California	1	90.0%	413	47.1%	100.0%	2,011	55.0%

Total/Weighted Average - Unconsolidated Operating Properties	3	68.9%	876	100.0%	100.0%	3,658	100.0%
Operating Properties in Funds:
Atlanta	2	17.2%	703	5.0%	100.0%	1,964	4.0%
Central Pennsylvania	4	8.6%	1,210	8.6%	96.7%	4,759	9.7%
Charlotte	1	4.4%	472	3.3%	100.0%	1,415	2.9%
Chicago	4	18.1%	1,525	10.8%	100.0%	5,912	12.0%
Cincinnati	5	11.9%	1,847	13.1%	100.0%	6,085	12.3%
Columbus	2	6.3%	451	3.2%	90.4%	1,550	3.2%
Dallas	4	16.8%	1,726	12.3%	91.8%	5,291	10.7%
Denver	5	20.0%	773	5.5%	97.7%	3,567	7.2%
Indianapolis	1	11.4%	475	3.4%	100.0%	248	0.5%
Kansas City	1	11.4%	180	1.3%	100.0%	728	1.5%
Louisville	5	10.0%	900	6.4%	96.9%	2,775	5.6%
Memphis	1	20.0%	1,039	7.4%	100.0%	2,980	6.0%
Minneapolis	3	4.4%	472	3.3%	100.0%	2,306	4.7%
Nashville	2	20.0%	1,020	7.2%	100.0%	3,735	7.6%
New Jersey	2	10.7%	216	1.5%	100.0%	1,193	2.4%
Northern California	1	4.4%	396	2.8%	100.0%	1,711	3.5%
Orlando	2	20.0%	696	4.9%	100.0%	3,053	6.2%

Total/Weighted Average - Fund Operating Properties	45	14.1%	14,101	100.0%	98.1%	49,272	100.0%
Unconsolidated Development Properties:
Total/Weighted Average	10	59.8%	4,482	N/A	8.2%	1,230	N/A

Total/Weighted Average - Unconsolidated Properties	58	27.1%	19,459	N/A	77.5%	54,160	N/A

Operating Properties Asset Managed Only:
Total/Weighted Average - Asset Managed Only Properties	1	0.0%	491	100.0%	100.0%	N/A	N/A

Summary:
Total/Weighted Average -
Consolidated/Unconsolidated Operating Properties	421	N/A	67,114	88.4%	94.3%	$246,348	N/A
Total/Weighted Average -
Consolidated Redevelopment Properties	6	N/A	924	1.2%	14.3%	191	N/A
Total/Weighted Average -
Consolidated/Unconsolidated Development Properties	22	N/A	7,381	9.7%	12.6%	2,913	N/A
Total/Weighted Average - Asset Managed Only Properties	1	N/A	491	0.7%	100.0%	N/A	N/A

Total/Weighted Average - All Properties	450	N/A	75,910	100.0%	85.4%	$249,452	N/A

(1)	Percent owned is based on equity ownership weighted by square feet.

(2)	Excludes future contractual rent increases or decreases.

(3)	Although we contributed 100% of the initial cash equity capital required by the venture, our partners retain certain participation rights in the venture's available cash flows.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

PROPERTY SEGMENT SUMMARY

	Bulk Distribution			Light Industrial			Service Center			Total Portfolio
Markets	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage
		(in thousands)			(in thousands)			(in thousands)			(in thousands)
Consolidated Operating Properties:
Atlanta	27	5,115	87.9%	12	585	87.2%	11	361	83.3%	50	6,061	87.6%
Baltimore/Washington D.C.	12	1,446	97.1%	—	—	—	—	—	—	12	1,446	97.1%
Central Pennsylvania	8	1,453	95.8%	—	—	—	—	—	—	8	1,453	95.8%
Charlotte	5	715	79.0%	5	291	94.7%	—	—	—	10	1,006	83.6%
Chicago	12	2,371	86.9%	3	495	95.3%	—	—	—	15	2,866	99.2%
Cincinnati	14	2,907	82.9%	20	766	91.3%	1	66	69.8%	35	3,739	87.5%
Columbus	12	4,227	93.1%	2	74	90.2%	—	—	—	14	4,301	93.1%
Dallas	23	3,268	92.3%	7	423	84.8%	16	661	86.0%	46	4,352	90.6%
Denver	1	160	100.0%	—	—	—	—	—	—	1	160	100.0%
Houston	14	1,878	96.1%	14	706	84.6%	12	327	86.7%	40	2,911	92.2%
Indianapolis	8	3,103	95.9%	—	—	—	—	—	—	8	3,103	95.9%
Kansas City	1	225	88.9%	—	—	—	—	—	—	1	225	88.9%
Louisville	4	1,330	100.0%	—	—	—	—	—	—	4	1,330	100.0%
Memphis	10	4,333	97.7%	—	—	—	—	—	—	10	4,333	97.7%
Mexico	6	693	90.0%	5	434	93.0%	—	—	—	11	1,127	91.2%
Miami	3	521	50.8%	2	157	100.0%	1	49	60.0%	6	727	62.0%
Minneapolis	2	279	100.0%	1	77	100.0%	—	—	—	3	356	100.0%
Nashville	4	2,256	96.7%	—	—	—	—	—	—	4	2,256	96.7%
New Jersey	7	937	93.5%	2	114	100.0%	—	—	—	9	1,051	94.2%
Northern California	8	1,714	98.9%	17	868	100.0%	—	—	—	25	2,582	99.3%
Orlando	2	367	93.9%	10	697	84.4%	—	—	—	12	1,064	87.7%
Phoenix	8	1,492	100.0%	6	140	100.0%	—	—	—	14	1,632	100.0%
San Antonio	11	1,096	90.7%	4	253	88.1%	—	—	—	15	1,349	90.2%
Seattle	7	1,115	100.0%	—	—	—	—	—	—	7	1,115	100.0%
Southern California	9	1,329	94.7%	3	242	100.0%	1	21	83.1%	13	1,592	95.3%

Total/Weighted Average - Operating Properties	218	44,330	93.7%	113	6,322	91.6%	42	1,485	83.9%	373	52,137	93.2%
Consolidated Redevelopment Properties	2	578	11.2%	4	346	19.4%	—	—	—	6	924	14.3%
Consolidated Development Properties	10	2,773	20.4%	2	126	0.0%	—	—	—	12	2,899	19.5%

Total/Weighted Average - Consolidated Properties	230	47,681	88.4%	119	6,794	86.2%	42	1,485	83.9%	391	55,960	88.0%
Unconsolidated Properties:
Operating Properties in Funds	45	14,101	98.1%	—	—	—	—	—	—	45	14,101	98.1%
Operating Properties	3	876	100.0%	—	—	—	—	—	—	3	876	100.0%
Development Properties	8	4,258	5.9%	2	224	51.9%	—	—	—	10	4,482	8.2%
Asset Managed Properties	1	491	100.0%	—	—	—	—	—	—	1	491	100.0%

Total/Weighted Average - All Properties	287	67,407	85.5%	121	7,018	85.1%	42	1,485	83.9%	450	75,910	85.4%

Percentage of Square Feet		89%			9%			2%			100%

Total Annualized Base Rent - All Properties (in thousands)			$207,415			$32,812			$9,225			$249,452

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSOLIDATED LEASING STATISTICS (1)

	Number of leases signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
Q4 2008
Bulk Distribution	37	2,208	8.0%	11.6%	39.3	$4,061	$1.84
Light Industrial	15	191	-5.4%	-2.0%	35.1	526	2.76
Service Center	9	80	-4.7%	0.0%	47.0	248	3.10

Total/Weighted Average	61	2,479	6.8%	10.4%	39.2	$4,835	$1.95

Weighted Average Retention	79.0%

	Number of leases signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
YEAR TO DATE 2008
Bulk Distribution	137	9,197	4.4%	10.4%	49.6	$13,784	$1.50
Light Industrial	68	874	5.0%	13.7%	40.0	2,141	2.45
Service Center	43	322	-4.0%	4.9%	43.1	1,320	4.10

Total/Weighted Average	248	10,393	4.3%	10.5%	48.6	$17,245	$1.66

Weighted Average Retention	76.3%

Lease Expirations For Consolidated Operating Properties as of December 31, 2008 (2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases (3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2009 (4)	9,640	$37,269	17.8%
2010	10,487	43,059	20.6%
2011	7,937	33,436	16.0%
2012	5,245	25,171	12.1%
2013	5,901	26,455	12.7%
Thereafter	9,359	43,340	20.8%

Total leased	48,569	$208,730	100.0%

Available	3,568

Total consolidated operating properties	52,137

(1)	Does not include month-to-month leases, unless otherwise noted.

(2)	Assumes no exercise of lease renewal options.

(3)	Includes contractual rent increases.

(4)	Includes month-to-month leases.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

Customer Diversification - Ten Largest Customers (1)

CUSTOMER	Percent of Annualized Base Rent
Deutsche Post World Net (DHL & Exel)	2.7%
Technicolor	1.6%
Whirlpool Corporation	1.5%
Bridgestone/Firestone	1.5%
S.C. Johnson & Son, Inc.	1.2%
The Clorox Sales Company	1.1%
EGL, Inc.	1.1%
Ozburn-Hessey Logistics	1.1%
United Parcel Service (UPS)	1.0%
Home Depot	1.0%

13.8%

Industry Diversification - Operating Portfolio (1)

Percent of Annualized Base Rent
Third Party Logistics/Warehousing/Transport Services	23.4%
Retail/Wholesale	11.3%
Paper/Packaging/Printing	7.2%
Building Supplies	6.6%
Industrial Durables	6.2%
Chemicals	4.8%
Computer/Electronics	4.7%
Electrical/Mechanical	4.4%
Food	4.0%
Furniture/Home Furnishings	3.7%
Automotive	2.4%
Consumer Packaged Goods	2.0%
Medical Products	2.0%
Apparel	1.6%
Pharmaceuticals	0.9%
Metals	0.5%
Other	14.3%

100.0%

(1)	Includes all consolidated and unconsolidated operating properties.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

ACQUISITION AND DISPOSITION SUMMARY FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008

Property/Portfolio			Market	Number of Buildings	Square Feet
					(in thousands)
Consolidated Acquisitions
Development Properties Acquired Under Forward Commitment
March	DCT Monterrey 2 - Escobedo Center		Monterrey, Mexico	1	183
March	DCT Monterrey 3 - Escobedo		Monterrey, Mexico	1	102
March	DCT Monterrey 4 - A.D.N.		Monterrey, Mexico	1	262
December	Santa Catarina		Monterrey, Mexico	1	128

	Total			4	675

Other Acquisitions
September	DCT Mission Street		Chicago	1	63
October	DCT Queretaro 1		Queretaro, Mexico	1	135
December	11180 Cantu Galleano Ranch Rd		Southern California	1	201

	Total			3	399

Total Acquisitions				7	1,074

Total Acquisition Price - $50.2 million
Consolidated Dispositions
Q1 2008
March	6419 South 228th Street		Seattle	1	84

	Total			1	84

Q2 2008
May	4050 Corporate Drive		Dallas	1	441
May	4055 Corporate Drive		Dallas	1	202
June	Pinnacle C		Dallas	1	480
June	30955 Huntwood Avenue		Northern California	1	62

	Total			4	1,185

Q3 2008
July	Shiloh Road		Dallas	1	100
July	Cordelia Road		Northern California	3	99
August	Valley Drive		Northern California	1	19
September	Buford Highway		Atlanta	1	210
September	Summit Ridge Parkway		Atlanta	3	426

	Total			9	854

Q4 2008
November	DCT Monterrey 4 - A.D.N.		Monterrey, Mexico	1	262
December	Landmark II		Salt Lake City	1	213

	Total			2	475

Total Dispositions				16	2,598

Total Sales Price - $143.3 million
Acquisitions Into Institutional Capital Management Funds
Q1 2008		Fund
February	Cypress Park East V	JP Morgan	Orlando	1	340
Q3 2008
September	Riverport Drive	TRT-DCT Industrial JV III	Louisville	5	900

Total Acquisitions in Funds				6	1,240

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

DEVELOPMENT OVERVIEW AS OF DECEMBER 31, 2008

			Historical Cost				Projected Investment			Projected Stabilization by Year($)
	Square Feet	Acres	Consolidated	Unconsolidated		Total	Consolidated	Unconsolidated	Total	2009	2010
	(in thousands)
Under Development:
Shell Complete	5,338	N/A	$82.0	$144.0	(1)	$226.0	$93.8	$164.7	$258.5	$84.0	$174.5
Under Construction	2,043	N/A	38.3	25.7	(1)	64.0	51.1	33.0	84.1	—	84.1

Total Under Development	7,381	N/A	$120.3	$169.7		$290.0	$144.9	$197.7	$342.6	$84.0	$258.6

Forward Commitment and Build-to-Suit (2)	354	N/A	N/A

Pre-Development (3) (4)	1,285	N/A	$3.4

Redevelopment (5)	924	N/A	$54.3

Land
Owned (4) (6)	5,998	349.0	$17.7
DCT/IDI Buford LLC (Atlanta)	603	47.0	—
Under Control (4) (7)	—	3,995.0	—

Total	6,601	4,391.0	$17.7

Grand Total	16,545	4,391.0	195.7

(1)

Weighted average equity of the historical cost for unconsolidated shell complete buildings and unconsolidated buildings under construction is approximately 72% and 100%, respectively. The total equity investment of all unconsolidated development ventures at December 31, 2008 is $65.8 million.

(2)	Includes three buildings with Nexxus (Monterrey, Mexico). Total Projected Investment in these assets is estimated to be between $17 million and $18 million.

(3)

Includes Dulles Summit Phase II (Baltimore/Washington DC), ADC North Phase II (Orlando) and DCT Port Union Phase II (Cincinnati); Also includes Stonefield (Reno), Whitestown (Indianapolis) and a portion of Phase IA of SCLA (Southern California) which are unconsolidated.

(4)	Summary of SCLA:

	Square Feet	Acres	Projected Investment
	(in thousands)		(in millions)
Phase 1A (Owned):
Shell Complete and Under Construction	1,520	75	$64.2
Pre-Development	445	22
Operating	408	20
Land Held (Square Feet based on 40% coverage)	4,147	238

Total	6,520	355

Additional Phases (Under Control)		3,995

Total SCLA		4,350

(5)	Summary of Redevelopment assets:

Property	Market	Square Feet
		(in thousands)
73440 McGinnis Ferry Road	Atlanta	93
3575 Stern Avenue	Chicago	69
250 S. Gary Avenue	Chicago	439
1101 Great Southwest	Dallas	50
Queretaro 1	Mexico	135
2301 Cottontail Lane	New Jersey	138

Total		924

Total Projected Investment in these assets is expected to be between $58 million and $59 million

(6)	Includes future phases of Dulles Summit (Baltimore/Washington DC), Mohawk (Columbus), and a portion of Phase IA of SCLA (Southern California). The SCLA land is unconsolidated.

(7)	Excludes any square feet associated with future phases at SCLA (see note 4).

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSTRUCTION SUMMARY AS OF DECEMBER 31, 2008

Project	Market	Square Feet	Projected Investment	Start Date	Percentage Leased (2)	Anticipated Stabilization Date	Consolidated/ Unconsolidated (C/U)
		(in thousands)
Stabilized 2008 Projects
Santa Catarina	Mexico (Monterrey)	128		2008	100%		C
Escobedo	Mexico (Monterrey)	102		2008	100%		C
Escobedo Center	Mexico (Monterrey)	183		2008	100%		C
Veterans 2	Chicago	175		2006	100%		C
Sycamore Canyon B	Southern California	413		2007	100%		U

Total/Weighted Average		1,001	$55.0

Development Projects
Shell Complete
South Creek IV	Atlanta	557	$22.3	2005	100%	2009	C
Dulles Industrial Phase I (4 buildings)	Baltimore/Washington	288	31.2	2007	53%	2009/2010	C
Deltapoint	Memphis	885	30.1	2005	47%	2009	C
Logistics Way	Nashville	570	22.1	2006	44%	2009	U
Airport Dist Center (2 buildings)	Orlando	126	10.2	2007	0%	2010	C
Sycamore Canyon A	Southern California	459	24.4	2006	0%	2010	U

Total/Weighted Average		2,885	$140.3		48%

Under Construction
DCT Port Union (2 buildings)	Cincinnati	840	34.6	2007	0%	2009/2010	C
ADC North I (2 buildings)	Orlando	203	16.5	2008	0%	2010	C

Total/Weighted Average		1,043	$51.1		0%

SCLA
Shell Complete (Buildings 15A, 15B & 13A)	Southern California	520		2007	12%	2009/2010	U
Under Construction (Building 1)	Southern California	1,000		2008	0%	2010	U

Total SCLA		1,520	$64.7		4%

IDI/DCT, LLC
Shell Complete (4 Buildings)	Chicago, Nashville, Northern California, Savannah	1,933	$86.5	2007	0%	2010	U

Grand Total/Weighted Average		7,381	$342.6		19%

DCT Pro Rata Share (1)		6,316	$293.4

Projected Yield - Development			7.4%

Weighted Average DCT % Ownership of Development Projects as of December 31, 2008 (1)			85.6%

(1)	Based on share of equity invested.

(2)	As of February 10, 2009.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

INDEBTEDNESS AS OF DECEMBER 31, 2008

(dollar amounts in thousands)

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 12/31/2008
Senior Unsecured Notes:
2010 Notes, fixed rate (1)	2.70%	4.73%	June 2010	$100,000
2010 Notes, variable rate (1)	2.58%	2.58%	June 2010	200,000
2011 Notes, fixed rate	5.53%	5.24%	April 2011	50,000
2013 Notes, fixed rate	6.11%	6.36%	June 2013	175,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2016 Notes, fixed rate	5.77%	5.74%	April 2016	50,000

				625,000

Mortgage Notes:
Fixed Rate Secured Debt	5.26%	5.15%	Jan 2010 - Aug. 2025	545,307
Variable Rate Secured Debt	3.07%	3.07%	October 2011	25,237
Premiums, Net of Amortization				4,090

				574,634

Total Senior Unsecured Notes and Mortgage Notes				1,199,634
Unsecured Credit Facility:
Senior Unsecured Revolving Credit Facility (2)	1.24%	1.24%	December 2010	—

Total Carrying Value of Debt				$1,199,634

Fixed Rate Debt	5.21%	5.40%		81%
Variable Rate Debt	2.63%	2.63%		19%
Weighted Average Interest Rate	4.73%	4.88%
DCT Share of Unconsolidated Joint Venture Debt (3)
Operating Joint Ventures				$30,628
Development Joint Ventures				110,834

				$141,462

Scheduled Principal Payments of Debt as of December 31, 2008 (excluding premiums)

Year	Senior Unsecured Notes		Mortgage Notes	Unsecured Credit Facility	Total
2009	$—		$7,700	$—	$7,700
2010	300,000	(1)	58,510	—	358,510
2011	50,000		230,235	—	280,235
2012	—		169,848	—	169,848
2013	175,000		41,147	—	216,147
2014	50,000		3,443	—	53,443
2015	—		44,880	—	44,880
2016	50,000		2,007	—	52,007
2017	—		2,184	—	2,184
2018			2,024		2,024
Thereafter	—		8,566	—	8,566

Total	$625,000		$570,544	$—	$1,195,544

Summary Debt Covenants (4)

	As of December 31, 2008
	Threshold		Actual Ratio

Consolidated Leverage Ratio	< 60%		47%

Consolidated Fixed Charge Coverage Ratio	> 1.5	x	2.6	x

Consolidated Unsecured Leverage Ratio	< 60%		44%

(1)

In June 2008, DCT closed a two-year $300 million senior unsecured term loan that can be extended for one year at the Company’s option. The first $100 million (the “Initial Funding”) was drawn on June 9, 2008 and used to repay maturing unsecured notes. DCT Industrial Trust has entered into a swap to fix LIBOR on the Initial Funding for two years. The $100 million currently bears interest at LIBOR plus 150 basis points, based on the Company’s current leverage, bringing the effective rate to 4.73% per annum. On October 3, 2008, the remaining $200 million was drawn and the proceeds used to repay borrowings under the credit facility. The $200 million bears interest at LIBOR plus 1.25% to 1.80% or at prime at the Company’s option.

(2)

The senior unsecured revolving credit facility bears interest at either LIBOR plus 0.55% to 1.1% or, at DCT’s election, prime and matures in December 2010. After giving effect to outstanding letters of credit, we have $284.8 million available on our unsecured revolving credit facility, which has a $300 million total capacity.

(3)	Based on ownership as of December 31, 2008.

(4)	Covenant information presented relates to the senior unsecured revolving credit facility. Calculations are performed in accordance with the credit agreement, based upon definitions contained therein.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CAPITALIZATION

(dollar amounts in thousands, except per share data)

Capitalization as of December 31, 2008

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	175,141	$5.06	$886,213
Operating partnership units outstanding (2)	32,432	$5.06	164,106

Total Equity Market Capitalization			1,050,319

Consolidated debt			1,199,634
Pro rata share of debt related to unconsolidated joint ventures			141,462

Total Debt			1,341,096

Total Market Capitalization			$2,391,415

Ratio of total debt to total market capitalization, including pro rata share of debt related to unconsolidated joint ventures			56.1%

Fixed Charge Coverage

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Net income (loss)	$(12,634)	$5,671	$9,486	$40,112
Interest expense (3)	14,061	14,409	53,219	61,209
Pro rata share of interest expense from unconsolidated JVs	923	586	2,809	1,656
Real estate related depreciation and amortization (3)	34,530	28,532	119,604	115,465
Pro rata share of real estate related depreciation and amortization from unconsol. JVs	1,103	932	4,290	2,291
Income taxes (3)	(66)	233	850	1,511
Stock-based compensation amortization expense	969	691	3,427	2,406
Minority interests (3)	(2,552)	1,148	1,955	7,216
Non-FFO (gains) losses on dispositions, and impairments of, real estate interests, net	523	90	(20,072)	(27,738)
Impairment losses	9,047	—	9,047	—

Adjusted EBITDA	$45,904	$52,292	$184,615	$204,128

Calculation of Fixed Charges
Interest expense excluding financing obligation (3)	$14,061	$14,138	$53,167	$56,887
Interest expense related to financing obligation (2)	—	271	52	4,322
Capitalized interest	1,989	1,812	7,899	7,008
Amortization of loan costs and debt premium/discount	(307)	114	(176)	411
Amortization of financing obligations	—	(36)	(4)	(500)
Pro rata share of interest expense from unconsolidated JVs	923	586	2,809	1,656

Total Fixed Charges	$16,666	$16,885	$63,747	$69,784

Fixed Charge Coverage	2.8	3.1	2.9	2.9

Fixed Charge Coverage, Excluding Financing Obligations	2.8	3.1	2.9	3.1

(1)	Excludes Long-Term Incentive Plan Units, Restricted Stock, and Phantom Shares of 1,270,399 units.

(2)

As of December 31, 2008, we had no financing obligations related to our operating partnership’s private placement of undivided tenancy-in-common (TIC) interests. In satisfaction of the financing obligation as of December 31, 2007, we issued approximately 1.6 million OP units during January 2008.

The payments made to these investors while they held TIC interests are reflected primarily as interest expense in the accompanying financial statements.

(3)	Includes amounts related to discontinued operations.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

INSTITUTIONAL CAPITAL MANAGEMENT SUMMARY

(dollar amounts in thousands)

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Year Ended December 31, 2008
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	JP Morgan Venture
Revenues:
Rental revenues	$10,997	$16,620	$6,213	$906	$23,227
Other income	127	26	25	—	136

Total revenues	11,124	16,646	6,238	906	23,363

Expenses:
Real estate taxes	1,304	1,902	909	69	2,649
Rental expenses	893	1,253	688	85	1,612
Depreciation and amortization	4,802	7,967	3,524	350	11,322
General and Administrative	723	90	50	19	848

Total expenses	7,722	11,212	5,171	523	16,431
Interest expense	(5,486)	(6,897)	(2,891)	—	—

Net Income (Loss)	$(2,084)	$(1,463)	$(1,824)	$383	$6,932

Rental revenues	$10,997	$16,620	$6,213	$906	$23,227
Rental expenses and real estate taxes	2,197	3,155	1,597	154	4,261

Net Operating Income	$8,800	$13,465	$4,616	$752	$18,966

DCT Industrial Ownership %	20.0%	4.4%	11.4%	10.0%	20.0%

CONSOLIDATED BALANCE SHEETS

	As of December 31, 2008
	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II	TRT-DCT JV III	JP Morgan Venture
Total Investment in properties	$124,992		$213,211		$94,556	$30,955	$285,707
Accumulated depreciation and amortization	(13,904)		(17,980)		(7,415)	(387)	(14,070)

Net Investment in properties	111,088		195,231		87,141	30,568	271,637
Cash and cash equivalents	504		1,401		625	445	2,343
Other Assets	2,692		3,133		1,585	291	1,270

Total Assets	$114,284		$199,765		$89,351	$31,304	$275,250

Secured debt	$95,500	(1)	$134,387	(2)	$55,841	$—	$—
Other Liabilities	2,296		4,239		1,409	765	5,060

Total Liabilities	97,796		138,626		57,250	765	5,060
Members’ Capital	16,488		61,139		32,101	30,539	270,190

Total Liabilities and Members’ Capital	$114,284		$199,765		$89,351	$31,304	$275,250

Data by Fund: (3)	Number of Buildings	Square Feet	Occupancy Percentage
Boubyan Fund I	6	2,647	100.0%
TRT-DCT JV I (4)	14	3,673	97.7%
TRT-DCT JV II (5)	6	1,924	92.7%
TRT-DCT JV III	5	900	96.9%
JP Morgan Venture	14	4,956	99.6%

Total	45	14,100	98.0%

SCHEDULED DEBT MATURITIES

	As of December 31, 2008
	Boubyan Fund I	TRT-DCT JV I		TRT-DCT JV II	TRT-DCT JV III	JP Morgan Venture
2009	$—	$—		$5,374	$—	$—
2010	—	—		—	—	—
2011	—	—		—	—	—
2012	95,500	—		—	—	—
2013	—	—		—	—	—
Thereafter	—	134,387	(2)	50,467	—	—

Total	$95,500	$134,387		$55,841	$—	$—

DCT Pro Rata Share .	$19,100	$5,886		$6,344	$—	$—

(1)	Debt requires interest only payments until 2012 and has a stated interest rate of 5.6%.

(2)

$85 million debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $16 million debt, which is payable to and guaranteed by DCT, requires interest only payments until 2014 and has a stated interest rate of 6.0%.

(3)	See acquisitions page for detail of properties acquired into the funds for the year ended December 31, 2008.

(4)	During the year ended December 31, 2008, TRT contributed six properties into the fund.

(5)	During the year ended December 31, 2008, TRT contributed one property into the fund.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

Definitions

Acquisition Price	Includes purchase price and all costs associated with the acquisition.

Adjusted EBITDA	Adjusted EBITDA represents earnings (loss) from operations before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses and minority interest, and excludes non-FFO gains on disposed assets. We use adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent	Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures	Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth	Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income	We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding revenue from lease terminagions, non-cash amounts recorded for straight-line rents and the amortization of above/below market rents. See definition of Net Operating Income below for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortizaiton of above and below market rent. Additionally, lease termination revenue is excluded as it is considered one-time in nature.

Contributed Value	Represents the fair market value of real estate contributed to funds.

Effective Interest Rate	Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges	Fixed charges include interest expense, increased for interest capitalized and our pro rata share of our unconsolidated joint venture debt and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage	We calculate Fixed Charge Coverage as adjusted EBITDA divided by total Fixed Charges.

Funds From Operations (“FFO”)	DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of operating real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of consolidated and unconsolidated joint ventures. We include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation and modifications to the NAREIT definition of FFO is common. Accordingly, DCT Industrial’s FFO may not be comparable to such other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP	United States generally accepted accounting principles.

GAAP Basis Rent Growth	GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term. New leases where there were no prior comparable leases are excluded.

Held for Contribution	Represents properties anticipated to be contributed to a fund within 12 months.

Historical Cost	Represents historical undepreciated book value pursuant to GAAP, as of the period indicated, including acquisition fees.

Net Effective Rent	Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Net Operating Income (“NOI”)	Net operating income (“NOI”) is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, general and administrative expenses and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as depreciation, interest expense, interest income and general and administrative expenses. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Consolidated Operating Data		Same Store Operating Data		Consolidated Operating Data		Same Store Operating Data
	Three Months Ended December 31,		Three Months Ended December 31,		Twelve Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007	2008	2007	2008	2007
Reconciliation of NOI to Net Income (Loss):
Net Operating Income	$47,137	$47,649	$44,974	$43,841	$184,122	$185,629	$166,044	$165,019
Net operating income - non-same store properties	N/A	N/A	2,163	3,808	N/A	N/A	18,078	20,610
Other operating income (expense)	(43,991)	(30,881)	(43,991)	(30,881)	(140,400)	(127,273)	(140,400)	(127,273)
Other income and expenses	(17,410)	(13,426)	(17,410)	(13,426)	(54,425)	(56,828)	(54,425)	(56,828)
Minority interest	2,403	(515)	2,403	(515)	1,908	(59)	1,908	(59)
Discontinued operations	(756)	3,101	(756)	3,101	17,870	12,705	17,870	12,705
(Gain) loss on dispositions of real estate interests, net of minority interests	(17)	(257)	(17)	(257)	411	25,938	411	25,938

Net income (loss)	$(12,634)	$5,671	$(12,634)	$5,671	$9,486	$40,112	$9,486	$40,112

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

Definitions

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation)	Calculated as (total consolidated debt) / (total assets with accumulated depreciation and amortization added back).

Redevelopment	Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention	Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price	Contractual price of real estate sold before closing adjustments.

Same Store Population	The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior periods presented. Held for contribution properties are excluded.

Square Feet	Represents square feet in building that are available for lease.

Stabilized	Buildings are generally considered stabilized when 95% occupied.

Stock-based Compensation Amortization Expense	Represents the non-cash amortization required by SFAS No. 123(R), Share-Based Payment, of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Turnover Costs	Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield - Acquisition	Calculated as stabilized Net Operating Income divided by Acquisition Price.

Yield - Development (Projected)	Calculated as projected stabilized Net Operating Income divided by projected development cost.